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CONSENT OF PRICEWATERHOUSECOOPERS LLP


                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-82676, 33-82194, 33-95248, 333-65063 and 333-
36206) of FLIR Systems, Inc. of our report dated April 14, 2000 except as to
Note 15, which is as of March 23, 2001, in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which also appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Portland, Oregon
March 29, 2001